Exhibit 99.3

Press Release
Trident Microsystems Reports Results for Fourth Quarter and Fiscal Year 2008
Names Pete J. Mangan as Chief Financial Officer
Santa Clara, Calif. -— July 28, 2008: Trident Microsystems, Inc. (NASDAQ: TRID), a leader in high-performance semiconductor system solutions for the multimedia and digital television markets, today announced results for the fourth quarter and full fiscal year 2008, which ended June 30, 2008.
For the fourth quarter of fiscal year 2008, the company reported net revenues of $39.5 million, representing a sequential decrease of 29% compared with net revenues of $55.3 million in the quarter ended March 31, 2008 and a 44% year-over-year decrease from the $70.6 million reported in the quarter ended June 30, 2007. The company announced $257.9 million in net revenues for fiscal year 2008, a year-over-year decrease of 5% from the $270.8 million reported in fiscal year 2007.
GAAP Results
For the fourth quarter of fiscal year 2008, a net loss of $6.9 million, or $0.11 per diluted share, was recorded on a generally accepted accounting principles (“GAAP”) basis, which included $13.9 million of GAAP adjustments. This compares to a net loss of $0.2 million, or $0.00 per diluted share, in the quarter ended March 31, 2008, which included $5.3 million of GAAP adjustments and to a net income of $6.8 million, or $0.11 per diluted share, in the quarter ended June 30, 2007, which included $9.9 million in GAAP adjustments.
GAAP net income of $10.2 million, or $0.16 per diluted share, was recorded for the fiscal year ended June 30, 2008, which included $45.5 million of GAAP adjustments. This compares to GAAP net income of $30.1 million, or $0.48 per diluted share, for the year ended June 30, 2007, which included $38.8 million of GAAP adjustments.
Non-GAAP Results
Non-GAAP net income for the fourth quarter of fiscal year 2008 was $7.0 million or $0.11 per diluted share. This compares with non-GAAP net income of $5.1 million or $0.08 per diluted share, in the third quarter of fiscal year 2008, and with net income of $16.6 million or $0.26 per diluted share in the fourth quarter of fiscal year 2007.
For the fiscal year ended June 30, 2008, non-GAAP net income was $55.6 million, or $0.87 per diluted share, compared with non-GAAP net income of $68.9 million, or $1.07 per diluted share, for the fiscal year ended June 30, 2007.
A detailed reconciliation between GAAP and non-GAAP net income/loss is provided in a table following the non-GAAP consolidated statement of operations.
“Fiscal 2008 was a year of significant change for Trident, during which we realigned our business and organization to begin turning the company in a new direction and addressing our changing market,” said Sylvia D. Summers, Trident’s Chief Executive Officer and President.

“Fiscal 2009 will be a year of investment. Our financial results will be impacted by the combination of the difficult macroeconomic environment and the evolving market for our new products. We remain committed to recapturing our customer base and intend to utilize our engineering talent to position the company for strategic growth. We are up to the challenge ahead of us and believe we have the resources, talent, strategy and determined management team to successfully drive change, achieve our long-term goals and win in the multimedia and digital television markets,” added Summers.
Names Pete J. Mangan as Chief Financial Officer
On Tuesday, July 22, 2008, Trident appointed Pete J. Mangan as Senior Vice President and Chief Financial Officer, effective immediately. Mr. Mangan joined Trident in January 2008 as Interim Chief Financial Officer and Vice President of Finance.
Summers said, “Pete has been an invaluable member of the Trident executive team since joining the company earlier this year and we are excited to formalize his position as the company’s Chief Financial Officer as we navigate the company through a challenging market and invest in our long-term opportunities.”
Current Outlook
Trident’s outlook for the first quarter and fiscal year 2009, described below, is based on current expectations and is subject to various factors, including those set forth in the Forward-Looking Information statement below. Actual results may differ materially.
First Quarter Fiscal Year 2009
—	Trident expects net revenues to be in the range of approximately $32-$36 million.

—	Non-GAAP gross margins are projected to be in the 40-42% range.

—	Non-GAAP operating expenses are projected to be approximately $12-$13 million for R&D expenses, driven primarily by hiring of additional engineers in Trident’s China development centers, and approximately $6-$7 million for SG&A expenses.

—	Non-GAAP Operating loss is projected at $4-$6 million.

—	Provision for income taxes is projected to be approximately $3 million.
Full Fiscal Year 2009
—	Trident expects net revenues to be in the range of approximately $115-$135 million.

—	Non-GAAP gross margins are projected to be in the range of 37%-39%.

—	Non-GAAP Operating Loss is projected to be in the range of $23-$27 million.

—	Trident expects to use between $28-$32 million in cash.
Use of Non-GAAP Financial Information
To supplement the consolidated financial results prepared under GAAP, Trident uses a non-GAAP conforming, or non-GAAP, measure of net income that is GAAP net income adjusted to exclude certain costs, expenses and gains. Non-GAAP net income gives an indication of Trident’s baseline performance before gains, losses or other charges that are considered by management to be outside the company’s core operating results. In addition, non-GAAP net income is among the primary indicators management uses as a basis for planning and forecasting future periods. These measures are not in accordance with, or an alternative for, GAAP and may be materially different from non-GAAP measures used by other companies. Trident computes non-GAAP net income by adjusting GAAP net income for stock-based compensation expense, expenses related to the stock option investigation and related matters, expenses related to software license fees adjustment, amortization of intangible assets from the acquisition of Trident’s Tiside subsidiary and the purchase of the minority interests of Trident’s TTI subsidiary, impairment loss, capital gains and losses and dividend income. A detailed reconciliation between net income on a GAAP basis and non-GAAP net income is provided in a table following non-GAAP Consolidated Statements of Operations.
Investor Conference Call
Trident will host a conference call today, July 28, 2008, at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss these quarterly and annual results. Shareholders may participate in the call by calling 888-679-8040 or 617-213-4851 and entering passcode 78481873. This call is being webcasted by Thomson/CCBN and can be accessed at http://phx.corporate-ir.net/playerlink.zhtml?c=63155&s=wm&e=1880795. The webcast is also being distributed through the Thomsom StreetEvents Network to both institutional and individual investors. Individual investors can listen to the call at www.fulldisclosure.com, Thomson/CCBN’s individual investor portal, powered by StreetEvents. Institutional investors can access the call via Thomson’s password-protected event management site, StreetEvents (www.streetevents.com). A replay of the conference call will be available from 5:00 p.m. Pacific Time July 30, 2008 until midnight Pacific Time, on August 4, 2008 and can be accessed by calling 888-286-8010 (domestic) or 617-801-6888 (international) using access code 77201136.
Forward-Looking Information
This press release contains forward-looking statements, including statements regarding financial expectations for the first quarter and fiscal year of 2009, the status of the market, Trident’s market share, Trident’s ability to develop and deliver SoC solutions and win in the multimedia and digital television markets, Trident’s ability to leverage its technology leadership and engineering talent to take advantage of market changes and achieve its aggressive plan for strategic growth in 2009 including recapturing its customer base, challenges and competition that Trident faces in its markets, and Trident’s expectations regarding the market for its products and product introductions. The forward-looking statements made above are subject to certain risks and uncertainties, and actual results could vary materially depending on a number of factors. These risks include, in particular, the timing of product introductions, the ability to obtain design wins among major OEMs for Trident’s products, and competitive pressures, including pricing and competitors’ new product introductions. Additional factors that may affect Trident’s business are described in detail in Trident’s filings with the Securities and Exchange Commission available at www.sec.gov.
About Trident Microsystems, Inc.
Trident Microsystems, Inc., with headquarters in Santa Clara, California, designs, develops and markets digital media for the masses in the form of multimedia integrated circuits (ICs) for PCs and digital processing ICs for TVs and TV monitors. Trident’s products are sold to a network of OEMs, original design manufacturers and system integrators worldwide. For further information about Trident and its products, please consult the Company’s web site: http://www.tridentmicro.com.
NOTE: Trident is a registered trademark of Trident Microsystems, Inc., HiDTV™, DPTV(TM), SVP(TM) WX, SVP(TM) UX, SVP(TM) PXP and SVP(TM) CX are trademarks of Trident Microsystems, Inc. All other company and product names are trademarks and/or registered trademarks of their respective owners. Features, pricing, availability and specifications are subject to change without notice.
For More Information
The Blueshirt Group for Trident Microsystems
Suzanne Craig or Maria Riley
Tel: +1-415-217-7722
Email: Suzanne@blueshirtgroup.com
Web site: http://www.tridentmicro.com

Trident Microsystems, Inc.
Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	March 31,	June 30,
(In thousands)	2008	2008	2007

ASSETS
Current assets
Cash and cash equivalents	$213,296	$200,316	$147,562
Investments	26,704	36,117	51,744
Accounts receivable, net	4,510	15,144	9,161
Inventories	8,680	11,300	16,263
Prepaid expenses and other current assets	12,863	16,505	13,668

Total current assets	266,053	279,382	238,398

Property and equipment, net	23,425	23,086	19,581
Intangible assets, net	8,428	9,671	12,845
Goodwill	1,432	1,372	—
Other assets	9,977	9,000	13,055

Total assets	$309,315	$322,511	$283,879

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable (1)	$10,889	$14,531	$19,313
Accrued expenses and other (1)	22,910	25,742	24,605
Income taxes payable	16,309	21,633	36,171

Total current liabilities	50,108	61,906	80,089
Long-term income taxes payable (2)	21,579	23,602	—
Deferred income tax liabilities	370	247	1,942

Total liabilities	72,057	85,755	82,031

Stockholders’ equity
Capital stock	208,360	203,290	179,448
Retained earnings	28,950	35,880	18,798
Accumulated other comprehensive income (loss)	(52)	(2,414)	3,602

Total stockholders’ equity	237,258	236,756	201,848

Total liabilities and stockholders’ equity	$309,315	$322,511	$283,879

(1)	Certain Balance Sheet items have been reclassified to conform to the current year’s format. These classifications had no impact on previously reported net income.

(2)	On July 1, 2007, the Company adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). Implementation of FIN 48 resulted in the reclassification of $21.4 million to “Long-term income taxes payable”.

Trident Microsystems, Inc.
Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended			Fiscal Year Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(In thousands, except per share data)	2008	2008	2007	2008	2007

Net revenues	$39,496	$55,284	$70,593	$257,938	$270,795
Cost of revenues (1)	22,736	29,972	38,577	137,912	141,688

Gross profit	16,760	25,312	32,016	120,026	129,107
Gross margin	42.4%	45.8%	45.4%	46.5%	47.7%
Research and development expenses (2)	13,223	14,407	11,751	52,608	40,970
% of net revenues	33.5%	26.1%	16.6%	20.4%	15.1%
Selling, general and administrative expenses (SG&A)	10,207	7,120	11,604	48,598	47,993
% of net revenues	25.8%	12.9%	16.4%	18.8%	17.7%

Income (loss) from operations	(6,670)	3,785	8,661	18,820	40,144
% of net revenues	(16.9)%	6.8%	12.3%	7.3%	14.8%
Interest and other income (expense), net (3)	(5,152)	(796)	1,585	131	6,837

Income (loss) before income taxes	(11,822)	2,989	10,246	18,951	46,981
% of net revenue	(29.9)%	5.4%	14.5%	7.3%	17.3%
Provision for (benefit from) income taxes (4)	(4,892)	3,216	3,485	8,799	16,673
% of net revenues	(12.4)%	5.8%	4.9%	3.4%	6.2%

Income (loss) before cumulative effect of change in accounting principle	(6,930)	(227)	6,761	10,152	30,308
% of net revenues	(17.5)%	(0.4)%	9.6%	3.9%	11.2%
Cumulative effect of change in accounting principle	—	—	—	—	(190)
% of net revenues	0.0%	0.0%	0.0%	0.0%	(0.1)%

Net income (loss)	$(6,930)	$(227)	$6,761	$10,152	$30,118
% of net revenues	(17.5)%	(0.4)%	9.6%	3.9%	11.1%

Basic net income (loss) per share
Prior to cumulative effect of change in accounting principle	$(0.11)	$0.00	$0.12	$0.17	$0.52
Cumulative effect of change in accounting principle	—	—	—	—	—

Basic net income (loss) per share	$(0.11)	$0.00	$0.12	$0.17	$0.52

Common shares used in computing basic per share amounts	60,390	59,369	57,748	59,367	57,637

Diluted net income (loss) per share
Prior to cumulative effect of change in accounting principle	$(0.11)	$(0.00)	$0.11	$0.16	$0.48
Cumulative effect of change in accounting principle	—	—	—	—	—

Diluted net income (loss) per share	$(0.11)	$(0.00)	$0.11	$0.16	$0.48

Common and common equivalent shares used in computing diluted per share amounts under GAAP basis	60,390	59,369	63,571	62,751	63,380

(1)&(2)	- Based on management’s judgment, the Company has reclassified certain prior period balances from “Research and development” to “Cost of revenues” to conform to the current year presentation. These reclassifications did not impact any prior amounts of reported net income (loss), total assets, total liabilities, stockholders’ equity, and results of operations or cash flows. See the reconciliation for such reclassifications in the following table:
Reconciliation for R&D expenses reclassification:

	Three Months Ended			Fiscal Year Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2008	2008	2007	2008	2007

Cost of revenues (1):
Balance before reclassification	21,710	29,105	37,471	134,452	138,142
Reclassification from research and development	1,026	867	1,106	3,460	3,546

Balance after reclassification	22,736	29,972	38,577	137,912	141,688

Research and development expenses (2):
Balance before reclassification	14,249	15,274	12,857	56,068	44,516
Reclassification to cost of revenues	(1,026)	(867)	(1,106)	(3,460)	(3,546)

Balance after reclassification	13,223	14,407	11,751	52,608	40,970

(3)	Amounts in the three months and fiscal year ended June 30, 2008 included a $6.5 million impairment loss from the investment in UMC.

(4)	Amounts for each quarter and fiscal year ended, included the amortization of foreign taxes associated with intercompany profit on assets remaining within Trident’s group.

Trident Microsystems, Inc.
Non-GAAP Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended			Fiscal Year Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(In thousands, except per share data)	2008	2008	2007	2008	2007

Net revenues	$39,496	$55,284	$70,593	$257,938	$270,795
Cost of revenues (1)	21,446	28,750	36,818	132,011	135,051

Gross profit	18,050	26,534	33,775	125,927	135,744
Gross margin	45.7%	48.0%	47.8%	48.8%	50.1%
Research and development expenses (2)	10,717	10,542	9,297	38,803	31,999
% of net revenues	27.1%	19.1%	13.2%	15.0%	11.8%
Selling, general and administrative expenses	6,584	6,690	5,941	26,555	24,762
% of net revenues	16.7%	12.1%	8.4%	10.3%	9.1%

Income from operations	749	9,302	18,537	60,569	78,983
% of net revenues	1.9%	16.8%	26.3%	23.5%	29.2%
Interest and other income (expense), net (3)	1,322	(1,000)	1,585	3,859	6,621

Income before income taxes	2,071	8,302	20,122	64,428	85,604
% of net revenues	5.2%	15.0%	28.5%	25.0%	31.6%
Provision for (benefit from) income taxes (4)	(4,892)	3,216	3,485	8,799	16,673
% of net revenues	(12.4)%	5.8%	4.9%	3.4%	6.2%

Net income	$6,963	$5,086	$16,637	$55,629	$68,931
% of net revenues	17.6%	9.2%	23.6%	21.6%	25.5%

Basic net income per share	$0.12	$0.09	$0.29	$0.94	$1.20
Common shares used in computing basic per share amounts	60,390	59,369	57,748	59,367	57,637

Diluted net income per share	$0.11	$0.08	$0.26	$0.87	$1.07
Common and common equivalent shares used in computing diluted per share amounts under non-GAAP basis (5)	63,541	63,067	64,516	63,840	64,520

(1)&(2)	- Based on management’s judgment, the Company has reclassified certain prior period balances from “Research and development” to “Cost of revenues” to conform to the current year presentation. These reclassifications did not impact any prior amounts of reported net income (loss), total assets, total liabilities, stockholders’ equity, and results of operations or cash flows. See the reconciliation for such reclassifications in the following table:
Reconciliation for R&D expenses reclassification:

	Three Months Ended			Fiscal Year Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2008	2008	2007	2008	2007

Cost of revenues (1):
Balance before reclassification	20,536	28,014	35,826	129,015	131,874
Reclassification from research and development (exlcuding stock-based compensation expense)	910	736	992	2,996	3,177

Balance after reclassification	21,446	28,750	36,818	132,011	135,051

Research and development expenses (2):
Balance before reclassification	11,627	11,278	10,289	41,799	35,176
Reclassification to cost of revenues (excluding stock-based compensation expense)	(910)	(736)	(992)	(2,996)	(3,177)

Balance after reclassification	10,717	10,542	9,297	38,803	31,999

(3)	Amounts in the fiscal year ended June 30, 2008 included a $2.7 million foreign currency remeasurement loss related to income taxes payable in foreign jurisdictions, which resulted from the relative weakness of the U.S. dollar.

(4)	Amounts for each quarter and fiscal year ended, included the amortization of foreign taxes associated with intercompany profit on assets remaining within Trident’s group.

(5)	Common and common equivalent shares used to calculate non-GAAP diluted net income per share excluded all the unamortized stock compensation of stock options and restricted shares when determining whether the awards are anti-dilutive. We also excluded unamortized stock compensation from the assumed proceeds under the treasury stock method. Non-GAAP results for the three months and fiscal year ended June 30, 2007 have been adjusted to reflect such exclusion.

Trident Microsystems, Inc.
Reconciliation between net income (loss) on a GAAP basis and a non-GAAP basis:

	Three Months Ended			Fiscal Year Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(In thousands, except per share data, unaudited)	2008	2008	2007	2008	2007
GAAP net income (loss)	$(6,930)	$(227)	$6,761	$10,152	$30,118
Amortization of intangibles
Cost of revenues	1,127	1,040	1,486	5,138	5,742
Selling, general and administrative expenses	146	108	167	588	603

Total amortization of intangibles (1)	1,273	1,148	1,653	5,726	6,345
Stock-based compensation expense
Cost of revenues	163	182	273	763	895
Research and development	2,596	2,388	2,454	12,418	8,901
Selling, general and administrative expenses	1,608	2,822	1,740	15,424	5,810

Total stock-based compensation expense (2)	4,367	5,392	4,467	28,605	15,606
Software license fees (3)	(90)	1,477	—	1,387	—
Impairment loss on investment in UMC (4)	6,480	—	—	6,480	—
Capital gain on investments, net (5)	(6)	(204)	—	(2,752)	(216)
Section 409A stock compensation	—	—	—	—	127
Stock options related professional fees (6)	1,869	(2,500)	3,756	6,031	16,761
Cumulative effect of change in accounting principle (7)	—	—	—	—	190

Non-GAAP net income	$6,963	$5,086	$16,637	$55,629	$68,931

Basic net income per share	$0.12	$0.09	$0.29	$0.94	$1.20
Common shares used in computing basic
per share amounts	60,390	59,369	57,748	59,367	57,637

Diluted net income per share	$0.11	$0.08	$0.26	$0.87	$1.07
Common and common equivalent shares used in computing diluted per share amounts under non-GAAP basis	63,541	63,067	64,516	63,840	64,520

(1)	Amortization of intangible assets represents the amortization of identifiable intangible assets from the acquisition of Tiside and the purchase of the minority interests of the Company’s TTI subsidiary. Management deemed that these acquisition related charges are not related to Trident’s core operating performance and it is appropriate to exclude those charges from Trident’s non-GAAP financial measures, as it enhances the ability of investors to compare Trident’s period-over-period operating results.

(2)	Stock-based compensation expense relates primarily to the equity awards such as stock options and restricted stock. Stock-based compensation is a non-cash expense that varies in amount from period to period and is dependent on market forces that are often beyond Trident’s control. Hence, management excludes this item from the non-GAAP financial measures, as it enhances the ability of investors to compare Trident’s period-over-period operating results.

(3)	Software license fees represent an adjustment for prior software usage.

(4)	At June 30, 2008, based on the guidance prescribed in FSPs No. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, the Company determined that the decline in value of its investment in UMC was other than temporary. As a result, the Company recorded an impairment loss in the fourth quarter of fiscal year 2008 for this decline in value. This impairment loss has been excluded from non-GAAP net income.

(5)	The capital gain are excluded from the non-GAAP net income calculation. Management believes that such gains/losses on the sale of Trident’s investments are not related to the ongoing business and operating performance of Trident. As such, management believes that it is appropriate to exclude investment-related gains/losses from Trident’s non-GAAP financial measures. Management deemed that it can enhance the ability of investors to compare Trident’s period -over-period operating results.

(6)	Stock options related professional fees are excluded from the non-GAAP net income calculation. Management believes that these professional fees are not related to the Company’s ongoing business and operating performance. Amounts in the three months ended March 31, 2008 and fiscal year ended June 30, 2008 include insurance reimbursements for the Directors’ and Officers’ insurance, which partially offset the stock options related professional fees incurred.

(7)	The adoption of EITF 06-2 , Accounting for Sabbatical Leave and Other Similar Benefits Pursuant to FASB Statement No. 43, Accounting for Compensated Absences, resulted in a cumulative effect from an accounting change of $0.2 million on sabbatical expenses for which expenses had already been recorded. Management deemed that those charges from the initial adoption of EITF 06-2 are not related to the Company’s ongoing business and operating performance.